EXECUTION VERSION
REGISTRATION RIGHTS AGREEMENT
     This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is being entered into on April 2, 2007, between Regency Energy Partners LP, a Delaware limited partnership (the “Registrant”), and each member of Bear Cub (as defined below) (each a “Holder,” and collectively, the “Holders”).
RECITALS
     WHEREAS, this Agreement is made in connection with the issuance of Common Units (as defined below) of the Registrant to the Holders pursuant to that certain Stock Purchase Agreement, dated as of April 2, 2007 (the “Stock Purchase Agreement”), by and among the Registrant, the Holders, Pueblo Holdings, Inc., a Delaware corporation and wholly owned subsidiary of the Registrant, Bear Cub Investments, LLC, a Colorado limited liability company (“Bear Cub”), and Robert J. Clark, as Sellers’ Representative;
     WHEREAS, the Registrant has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Holders pursuant to the Stock Purchase Agreement; and
     WHEREAS, it is a condition to the obligations of the parties under the Stock Purchase Agreement that this Agreement be executed and delivered.
     NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements contained herein, the parties hereto agree as follows:
ARTICLE 1
DEFINITIONS
     1.1 Definitions.
     “Aggregate Registrable Securities Value” means the product of (i) the aggregate number of Registrable Securities multiplied by (ii) $26.61.
     “Agreement” shall have the meaning provided in the preamble to this Agreement.
     “Advice” shall have the meaning provided by Section 2.3.
     “Affiliate” means, with respect to any Person, any other Person who, directly or indirectly, controls, is controlled by or is under common control with the Person. For purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.
     “Bear Cub” shall have the meaning provided in the Recitals.
     “Business Day” shall mean any day, other than Saturday and Sunday, on which federally-insured commercial banks in Dallas, Texas are generally open for business and capable of sending and receiving wire transfers.

     “Closing Date” shall have the meaning give such term in Section 2.1.5(b).
     “Common Units” means units representing limited partner interests of the Registrant designated as “Common Units” and having the rights, obligations and such other terms as set forth in the Partnership Agreement.
     “Controlling Holders” means (a) Thomas J. Edelman and Robert J. Clark, acting unanimously, as long as each holds any Registrable Securities (or securities convertible into Registrable Securities), (b) Thomas J. Edelman, if he holds Registrable Securities (or securities convertible into Registrable Securities) and Robert J. Clark does not hold any Registrable Securities, (c) Robert J. Clark, if he holds Registrable Securities (or securities convertible into Registrable Securities) but Thomas J. Edelman does not hold any Registrable Securities, or (d) if neither Thomas J. Edelman nor Robert J. Clark hold any Registrable Securities (or securities convertible into Registrable Securities), the Holders holding a majority of the outstanding Registrable Securities (or securities convertible into Registrable Securities).
     “Damages” shall have the meaning provided in Section 2.5.1.
     “Equity Interest” means the equity ownership rights in a business entity, whether a corporation, company, joint stock company, limited liability company, general or limited partnership, joint venture, bank, association, trust, trust company, land trust, business trust, sole proprietorship or other business entity or organization, and whether in the form of capital stock, ownership unit, limited liability company interest, limited or general partnership interest or any other form of ownership. For the avoidance of doubt, Equity Interests shall include Partnership Interests.
     “Equity Interest Equivalents” means all rights, warrants, options, convertible securities or indebtedness, exchangeable securities or other instruments, or other rights that are outstanding and exercisable for or convertible or exchangeable into, directly or indirectly, any Equity Interest at the time of issuance or upon the passage of time or occurrence of some future event.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.
     “Governing Body” shall mean the board of directors of Regency GP, LLC, a Delaware limited liability company.
     “Governmental Authority” means any federal, state, local or foreign government, or other governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.
     “Holder” and “Holders” shall have the meaning provided in the preamble to this Agreement.
     “Holder Affiliates” shall have the meaning provided in Section 2.5.1.
     “Inspectors” shall have the meaning provided in Section 2.2(f).

     “Law” means any federal, state, local or foreign statute, law, ordinance, regulation, rule, order, code, governmental restriction, decree, injunction or other requirement of law of any Governmental Authority or any judicial or administrative interpretation thereof.
     “Liquidated Damages” shall have the meaning provided in Section 2.1.2.
     “Partnership Agreement” means the Amended and Restated Limited Partnership Agreement of Registrant, dated as of February 3, 2006, as amended by Amendment No. 1 dated August 15, 2006 and Amendment No. 2 dated September 21, 2006, as may be amended.
     “Partnership Interest” shall have the meaning given such term in the Partnership Agreement, together with all Equity Interests and Equity Interest Equivalents representing an interest in the Registrant issued or distributed with respect to any Partnership Interest, into which any Partnership Interest is converted or reclassified or for which any Partnership Interest is exchanged.
     “Person” or “person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.
     “Records” shall have the meaning provided in Section 2.2(f).
     “Registrable Securities” means Common Units held by a Holder that have been (a) distributed to the Holder in compliance with the Partnership Agreement and (b) that were originally issued in connection with the transactions contemplated by the Stock Purchase Agreement; provided, however, that Registrable Securities shall not include any Common Units (i) the sale of which has been registered pursuant to the Securities Act and that have been sold pursuant to such registration, (ii) that have been sold on any U.S. national securities exchange or quotation system on which the Common Units are then listed or traded, pursuant to Rule 144 or otherwise, (iii) that may then be sold pursuant to Rule 144 if the Holder thereof holds in the aggregate less than 1% of the outstanding Common Units or (iv) that have otherwise been sold, transferred, or disposed of by a Holder.
     “Registrant” shall have the meaning provided in the preamble to this Agreement.
     “Registrant’s SEC Documents” means the Prospectus dated January 30, 2006, comprising a part of the Registrant’s Registration Statement on Form S-1 (Registration No. 333-128332), and all reports filed by the Registrant under Section 13(a) of the Exchange Act since December 31, 2005 and all other reports filed by the Registrant with the SEC.
     “Registration Expenses” shall have the meaning provided in Section 2.4.
     “Registration Statement” shall have the meaning provided in Section 2.1.1.
     “Repurchase Notice” shall have the meaning provided in Section 2.1.5(a).
     “Repurchase Price” shall mean the greater of (i) the Aggregate Registrable Securities Value, and (ii) the product of (A) the aggregate number of Registrable Securities multiplied by (B) the average of the closing prices of the Common Units on the Nasdaq Global Select Market

or such other national securities exchange on which such Common Units are then listed for the ten trading days prior to delivery of written notice by the Partnership to the Controlling Holders exercising the Partnership’s Repurchase Right.
     “Repurchase Right” shall have the meaning provided in Section 2.1.5.
     “Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.
     “SEC” means the Securities and Exchange Commission.
     “Securities Act” means the Securities Act of 1933, as amended, and the General Rules and Regulations promulgated by the SEC thereunder.
     “Stock Purchase Agreement” has the meaning provided in the Recitals.
     “Suspension Notice” shall have the meaning provided in Section 2.3.
     “Underwritten Offering” means an offering in which Common Units are sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that it is a “bought deal” with one or more investment banks.
     1.2 Rules of Construction. Unless the context otherwise requires:
          (1) a term has the meaning assigned to it;
          (2) “or” is not exclusive;
          (3) words in the singular include the plural, and words in the plural include the singular;
          (4) “including” means “including without limitation;”
          (5) provisions apply to successive events and transactions;
          (6) “herein,” “hereof” and other words of similar import refer to this Registration Rights Agreement as a whole and not to any particular Article, Section or other subdivision.
ARTICLE 2
REGISTRATION RIGHTS
     2.1 Registration of Registrable Securities.
          2.1.1 Registration Statement. The Registrant shall use its commercially reasonable efforts to prepare and file a registration statement on Form S-3 filed pursuant to Rule 415 promulgated under the Securities Act, or an amendment to a previously filed registration statement on Form S-3, to register for resale by the Holders all of the Registrable Securities (the “Registration Statement”) as promptly as practicable following the date hereof and shall use its commercially reasonable efforts to cause the Registration Statement to become effective as soon as practicable thereafter and to maintain the effectiveness of such registration statement continuously for two years or such shorter period of time that shall terminate the day after the date on which all of the Registrable Securities that are covered by the Registration Statement have been sold pursuant to the registration statement or the first day on which there shall cease to be any Registrable Securities. The Registrant shall not be obligated to include in the Registration Statement any Registrable Securities held by a Holder, and no Liquidated Damages shall accrue with respect to any Registrable Securities held by a Holder, until at least five Business Days after such Holder shall have delivered to the Registrant in writing such information and affidavits as the Registrant reasonably requests for use in connection with the Registration Statement.
          2.1.2 Failure to File. If the Registerable Securities are not included in a Registration Statement pursuant to Section 2.1.1 filed with the SEC for any reason on or prior to April 30, 2007, then, beginning on May 1, 2007, and on the first day of each calendar month thereafter occurring until such date that the Registrable Securities are included in a Registration Statement pursuant to Section 2.1.1 with the SEC by the Partnership, each Holder shall be entitled to a payment (pro-rata based on the number of Registrable Securities held by such Holder as a percentage of all Registrable Securities), as liquidated damages and not as a penalty, of an amount equal to the product of 1.50% multiplied by the Aggregate Registrable Securities Value (the “Liquidated Damages”).
          2.1.3 Failure to Go Effective. If the Registration Statement required by Section 2.1.1 is not declared effective by the SEC for any reason on or prior to July 31, 2007, then, beginning on August 1, 2007, and on the first day of each calendar month thereafter occurring until such date that the Registration Statement is declared effective by the SEC, each Holder shall be entitled to Liquidated Damages (calculated in the same manner as provided in Section 2.1.2); provided that no Liquidated Damages shall be due or payable under this Section 2.1.3 for any period with respect to which Liquidated Damages are payable pursuant to Section 2.1.2.
          2.1.4 Payment of Liquidated Damages. The Liquidated Damages shall be paid to each Holder in cash within 10 Business Days following the first day of the month in which Holders become entitled to such Liquidated Damages and shall constitute the Holders’ sole and exclusive remedy for any failure by the Partnership to have complied with Section 2.1.1.
          2.1.5 Repurchase Right.
          (a) Notwithstanding anything contained in this Agreement to the contrary, in lieu of paying Liquidated Damages pursuant to Section 2.1.2 or Section 2.1.3, the Registrant shall have the option to purchase all, but not less than all, of the Registrable Securities from the Holders for an aggregate consideration equal to the Repurchase Price at any time on or after May 1, 2007, by delivering written notice (the “Repurchase Notice”) to the Controlling Holders of such election (the “Repurchase Right”); provided, however, that (i) if the Registrant exercises the Repurchase Right, the Registrant shall be obligated to pay any Liquidated Damages accrued pursuant to Section 2.1.2 or Section 2.1.3 on or before the fifth Business Day prior to the date such Repurchase Notice is delivered to the Controlling Holders and the Registrant shall not be obligated to pay any Liquidated Damages accrued after the fifth Business Day prior to the date the Repurchase Notice is delivered to the Controlling Holders and (ii) the Registrant shall not be obligated to repurchase any Registrable Securities that are not tendered to the Registrant in accordance with Section 2.1.5(b).

          (b) The repurchase of the Registrable Securities pursuant to Section 2.1.5(a) shall be effected within 10 Business Days after the date the Repurchase Notice is delivered to the Controlling Holders (such date, the “Closing Date”), and each Holder shall be entitled to receive such Holder’s pro-rata portion of the Repurchase Price upon delivery to the Registrant on the Closing Date, or at any time after the Closing Date (but before such Registrable Securities are included in a Registration Statement declared effective by the SEC after the Closing Date), of (i) the certificate or certificates representing the Common Units to be repurchased, duly endorsed for transfer to the Registrant or accompanied by duly executed stock powers transferring such Registrable Securities to the Registrant and (ii) a written representation in form and substance reasonably satisfactory to the Registrant that such Holder has good and valid title to such Common Units free and clear of all liens and encumbrances and, in the case of a Holder other than an individual, is authorized to transfer such Common Units to the Registrant.
          (c) From and after the delivery to the Controlling Holders of a Repurchase Notice, the Registrant shall have no further obligations under this Agreement other than to purchase the Registrable Securities pursuant to this Section 2.1.5 and, upon the purchase by the Registrant of all Registrable Securities from a Holder pursuant to this Section 2.1.5, the Registrant shall have no further liability to such Holder pursuant to this Agreement, whether as a result of the failure of the Registrant to comply with Section 2.1.1 or effect the registration of the resale of the Registrable Securities pursuant thereto or otherwise.
     2.2 Registration Procedures. The Registrant will use its commercially reasonable efforts to effect the registration of the sale of the Registrable Securities in accordance with the intended method of distribution thereof as set forth on Exhibit A attached hereto, and pursuant thereto the Registrant will as expeditiously as possible:
          (a) prepare and file with the SEC such amendments, post-effective amendments, and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for a period of not less than two years (or until there are no longer any Registrable Securities) and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement during such period in accordance with the intended methods of distribution by the sellers thereof set forth in the Registration Statement;
          (b) furnish to each seller of Registrable Securities being registered such number of copies of the Registration Statement, each amendment and supplement thereto, the prospectus included in the Registration Statement (including each preliminary prospectus), any documents incorporated by reference therein and such other documents as such seller may reasonably request in order to facilitate the distribution of the Registrable Securities owned by such seller (it being understood that, subject to Section 2.3 and the requirements of the Securities Act and applicable state securities laws, the Registrant consents to the use of the prospectus and any amendment or supplement thereto by each seller in connection with the offering and sale of the Registrable Securities covered by the Registration Statement);

          (c) promptly notify the Holders and (if requested by any such Holders) confirm such notice in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance of any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under the state securities or “blue sky” laws or the initiation of any proceedings for that purpose, and (iii) of the happening of any event that makes any statement made in the Registration Statement or related prospectus untrue in any material respect or that requires the making of any changes in the Registration Statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
          (d) as promptly as practicable after the filing with the SEC of any document that is incorporated by reference into the Registration Statement (in the form in which it was incorporated), make a copy of each such document available to the Holders;
          (e) cooperate with the Holders to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under the Registration Statement, and cause such securities to be prepared in such denominations and registered in such names as the Holders may request and keep available and make available to the Registrant’s transfer agent prior to the effectiveness of the Registration Statement a supply of such certificates;
          (f) promptly make available for inspection by the Holders and any attorney, accountant or other agent or representative retained by any such seller (collectively, the “Inspectors”) all financial and other records, pertinent corporate documents and properties of the Registrant (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Registrant’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with the Registration Statement; provided, that unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Registration Statement or the release of such Records is ordered pursuant to a subpoena or other order of a court of competent jurisdiction, the Registrant shall not be required to provide any information under this subparagraph (f) if (i) the Registrant believes, after consultation with counsel for the Registrant, that to do so would cause the Registrant to forfeit an attorney-client privilege that was applicable to such information or (ii) either (A) the Registrant has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (B) the Registrant reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing, unless in the case of (i) or (ii), the Holders requesting such information enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further that each Holder agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Registrant and allow the Registrant, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;
          (g) furnish to the Holders a signed counterpart of (i) an opinion or opinions of counsel to the Registrant, and (ii) a comfort letter or comfort letters from the Registrant’s independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the sellers reasonably request;
          (h) use all its commercially reasonable efforts to cause the Registrable Securities included in any Registration Statement to be listed on the Nasdaq Global Select Market and on each other securities exchange, if any, on which similar securities issued by the Registrant are then listed;
          (i) provide a CUSIP number for the Registrable Securities included in the Registration Statement not later than the effective date of the Registration Statement;
          (j) cooperate with the Holders and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (“NASD”);
          (k) during the period when the prospectus is required to be delivered under the Securities Act, timely file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;
          (l) notify the Holders promptly of any request by the SEC for the amending or supplementing of the Registration Statement or prospectus or for additional information, and provide the Holders with copies of all correspondence with or from the SEC, the NASD or any Governmental Authority in connection with the proposed registration;
          (m) prepare and file with the SEC promptly any amendments or supplements to the Registration Statement or prospectus that, in the opinion of counsel for the Registrant, are required in connection with the distribution of the Registrable Securities; and
          (n) advise the Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.
     2.3 Suspension of Dispositions. Each Holder agrees by acquisition of any Registrable Securities that, upon receipt of any notice (a “Suspension Notice”) from the Registrant of the happening of any event of the kind described in Section 2.2(c)(ii) or Section 2.2(c)(iii), each

Holder will forthwith discontinue disposition of Registrable Securities of the Registrant to which the Suspension Notice relates until its receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing (the “Advice”) by the Registrant that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the prospectus, and, if so directed by the Registrant, such Holder will deliver to the Registrant all copies, other than permanent file copies, then in such Holder’s possession of the prospectus covering such Registrable Securities current at the time of receipt of such Suspension Notice. If the Registrant shall give any Suspension Notice, the time period regarding the effectiveness of the Registration Statement set forth in Section 2.2(a) hereof shall be extended by the number of days during the period from and including the date of the giving of the Suspension Notice to and including the date when such Holder shall have received the copies of the supplemented or amended prospectus or the Advice. The Registrant shall use its commercially reasonable efforts and take such actions as are reasonably necessary to render the Advice as promptly as practicable; provided that if the Governing Body determines that the action required to render the Advice would be materially detrimental to the Registrant and its partners because such action would (x) materially interfere with a significant acquisition, disposition, reorganization or other similar transaction involving the Registrant, (y) require premature disclosure of material information that the Registrant has a bona fide business purpose for preserving as confidential or (z) render the Registrant unable to comply with requirements under applicable securities laws, the Registrant may delay the taking of such action for such times as the Registrant reasonably may determine is necessary and advisable (provided the Registration may not take any such delays pursuant hereto for more than 90 days in any 360-day period).
     2.4 Registration Expenses. All expenses incident to the Registrant’s performance of or compliance with the provisions of this Agreement, including all registration and filing fees, all fees and expenses associated with filings required to be made with the NASD as may be required by the rules and regulations of the NASD, fees and expenses of compliance with securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the Registrable Securities), rating agency fees, printing expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by a holder of Registrable Securities), messenger and delivery expenses, the Registrant’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with any listing of the Registrable Securities, fees and expenses of counsel for the Registrant and its independent certified public accountants, securities acts liability insurance (if the Registrant elects to obtain such insurance), the fees and expenses of any special experts retained by the Registrant in connection with such registration, and the fees and expenses of other Persons retained by the Registrant and reasonable fees and expenses of one legal counsel for the Holders (which shall be selected by the Controlling Holders, subject to approval by the Registrant, such approval not to be unreasonably withheld, conditioned or delayed) (all such expenses being herein called “Registration Expenses”), will, subject to any other expense provision of this Agreement, be borne by the Registrant whether or not the Registration Statement becomes effective; provided that in no event shall Registration Expenses include any underwriting discounts, commissions, or fees attributable to the sale of the Registrable Securities or any counsel (except as provided above), accountants, or other Persons retained or employed by any Holder.

     2.5 Indemnification.
          2.5.1 The Registrant agrees to indemnify and reimburse, to the fullest extent permitted by law, each Holder of Registrable Securities and each of its employees, advisors, agents, representatives, partners, officers, shareholders, members and directors and any agent or investment advisor thereof (collectively, the “Holder Affiliates”) against any and all losses, claims, damages, liabilities, and expenses, joint or several (including attorneys’ fees and disbursements except as limited by Section 2.5.3 hereof) and any investigation, legal or other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted (collectively, “Damages”) to which such Person may become subject under the Securities Act, the Exchange Act or other federal or state securities laws or regulation, at common law or otherwise, insofar as such Damages are based upon, arise out of or result from (a) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, prospectus, or preliminary prospectus relating to the offer and sale of Registrable Securities of the Registrant or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and (b) any violation or alleged violation by the Registrant of the Securities Act, the Exchange Act or any state securities or blue sky laws in connection with the Registration Statement, prospectus or preliminary prospectus or any amendment or supplement thereto, except insofar as the same are (A) made in reliance upon and in conformity with information furnished in writing to the Registrant by or on behalf of such Holder or any Holder Affiliate specifically for inclusion in the Registration Statement, or (B) made in any prospectus if such untrue statement or omission was corrected in an amendment or supplement to such prospectus delivered to the Holder prior to the sale of Registrable Securities and the Holder failed to deliver such amendment or supplement prior to or concurrently with the sale of Registrable Securities to the party asserting the claim underlying such Damages. The reimbursements required by this Section 2.5.1 will be made promptly by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.
          2.5.2 In connection with the Registration Statement each Holder will furnish to the Registrant in writing such information and affidavits as the Registrant reasonably requests for use in connection with the Registration Statement or prospectus and, to the fullest extent permitted by law, each Holder will indemnify the Registrant and its directors and officers and each Person who controls the Registrant (within the meaning of the Securities Act or the Exchange Act) against any and all Damages based upon, arising out of, related to or resulting from any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, prospectus, or any preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any information or affidavit so furnished in writing by such Holder or any of its Holder Affiliates specifically for inclusion in the Registration Statement; provided, that the obligation to indemnify will be several, not joint and several, among the Holders of Registrable Securities, and the liability of each Holder of Registrable Securities will be in proportion to, and will be limited to, the net amount received by such seller from the sale of Registrable Securities pursuant to the Registration Statement; provided further, that such Holder shall not be liable in any such case to the extent that, prior to the filing of the Registration

Statement or prospectus or amendment thereof or supplement thereto, such Holder has furnished in writing to the Registrant information expressly for use in the Registration Statement or prospectus or any amendment thereof or supplement thereto that corrected or made not misleading information previously furnished to the Registrant. The Registrant and each Holder shall be entitled to receive indemnities from selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as customarily furnished by such Persons in similar circumstances.
          2.5.3 Any Person entitled to indemnification hereunder shall (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, that the failure to give such notice shall not limit the rights of such Person except to the extent that the indemnifying party is materially prejudiced thereby) and (b) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim and to employ counsel reasonably satisfactory to such Person, (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel in writing that there is a conflict of interest on the part of counsel employed by the indemnifying party to represent such indemnified party or (iv) the indemnified party’s counsel shall have advised the indemnified party that there are defenses available to the indemnified party that are different from or in addition to those available to the indemnifying party and that the indemnifying party is not able to assert on behalf of or in the name of the indemnified party (in which case of either (iii) or (iv), if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of such indemnified party but shall have the right to participate through its own counsel). If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (c) such settlement or compromise contains a full and unconditional release of the indemnified party or (d) the indemnified party otherwise consents in writing. An indemnifying party who is not entitled to assume, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless, in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.
          2.5.4 Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 2.5.1 or Section 2.5.2 are unavailable to or insufficient to hold harmless an indemnified party in respect of any Damages (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Damages (or actions in respect thereof) (a) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in the Damages or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefits of the indemnified party and indemnifying party from the offering of the securities covered by the Registration Statement, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.5.4 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.5.4. The amount paid or payable by an indemnified party as a result of the Damages referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 2.5.3, defending any such action or claim. Notwithstanding the provisions of this Section 2.5.4, no Holder shall be required to contribute an amount greater than the dollar amount by which the proceeds received by such Holder with respect to the sale of any Registrable Securities exceeds the amount of Damages that such Holder has otherwise been required to pay by reason of any and all untrue or alleged untrue statements of material fact or omissions or alleged omissions of material fact made in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto related to such sale of Registrable Securities. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holder’s obligations in this Section 2.5.4 to contribute shall be several in proportion to the amount of Registrable Securities registered by it and not joint.
     If indemnification is available under this Section 2.5, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 2.5.1 and Section 2.5.2 without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 2.5.4.
     The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and will survive the transfer of securities.
     2.6 Rule 144 and Rule 144A. At all times during which the Registrant is subject to the periodic reporting requirements of the Exchange Act, the Registrant covenants that it will use commercially reasonable efforts to file, on a timely basis, the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as any Holder may reasonably request (including compliance with the current public information requirements of Rule 144(c) under the Securities Act), all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the conditions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of a Holder, the Registrant will provide reasonable and customary assistance (other than in connection with the registration of any such offering pursuant to a Registration Statement) to facilitate such Holder’s sale of Registrable Securities in block trades or other similar transactions. Notwithstanding the foregoing, nothing in this Section 2.6 shall be deemed to require such Registrant to register any of its securities pursuant to the Exchange Act.
     2.7 Underwritten Offerings. From and after the date hereof, the Holders covenant that they shall not effect dispositions of the Registrable Securities pursuant to the Registration Statement only in accordance with the methods of distribution described on Exhibit A attached hereto and shall not dispose of any of the Registrable Securities pursuant to an Underwritten Offering under the Registration Statement.
ARTICLE 3
TERMINATION
     3.1 Termination. The provisions of this Agreement shall terminate on the earlier to occur of (a) two years after the date of this Agreement, and (b) the first date on which no Holder holds any Registrable Securities; provided, the provisions of Section 2.5 shall survive any termination of this Agreement.
ARTICLE 4
MISCELLANEOUS
     4.1 Notices. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by Telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows (or at such other address as may be substituted by notice given as herein provided):
If to the Controlling Holders or the Holders collectively:
Bear Cub Investments, LLC
216 16th Street, Suite 1000
Denver, Colorado 80202
Attn: Robert J. Clark
Facsimile: (303) 626-8259
with a copy to:
Beatty & Wozniak, P.C.
216 16th Street
Columbine Place Building, Suite 1100
Denver, Colorado 80202
Attn: Michael J. Wozniak
Facsimile: (303) 407-4494
     If to a Holder individually, to the address or facsimile specified on such Holder’s signature page hereto.

If to Registrant:
Regency Energy Partners LP
1700 Pacific Avenue, Suite 2900
Dallas, TX 75201
Attn: Chief Legal Officer
Facsimile: 214-750-1749
     Any notice or communication hereunder shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; and five calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee). Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.
     4.2 Governing Law; Venue; Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS (EXCLUSIVE OF THE CHOICE OF LAW PROVISIONS THEREOF) OF THE STATE OF TEXAS AS TO ALL MATTERS, INCLUDING MATTERS OF VALIDITY, CONSTRUCTION, EFFECT, PERFORMANCE AND REMEDIES. Each party hereto hereby agrees that any action arising out of or relating to this Agreement (including any action concerning the violation or threatened violation of this Agreement) may be instituted in a federal or state court sitting in Dallas County, Texas. Each party hereby waives any objection that it may now or hereafter have to the laying of venue of any such action, and irrevocably submits to the non-exclusive jurisdiction of any such court in any such action and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any court that any such lawsuit, claim or other proceeding brought in any such court has been brought in any inconvenient forum. In addition, each party consents to process being served in any such lawsuit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such services shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 4.2 shall affect or limit any right to serve process in any other manner permitted by law.
     4.3 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

     4.4 Successors and Assigns. The provisions of this Agreement shall not be for the benefit of, applicable to or enforceable by any transferee of Registrable Securities, and such transferee shall not be deemed to be a Holder for purposes of this Agreement. Subject to the preceding sentence, this Agreement shall be binding upon the Registrant, each Holder, and their respective successors and permitted assigns.
     4.5 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any applicable law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party to this Agreement. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Governmental Authority making such determination is authorized and instructed to modify this Agreement so as to effect the original intent of the parties as closely as possible in order that the transactions contemplated hereby are consummated as originally contemplated to the fullest extent possible.
     4.6 Specific Performance. The Registrant recognizes that, if the Registrant refuses to perform under the provisions of this Agreement, monetary damages alone will not be adequate to compensate the Holders for their injury. The Holders shall therefore be entitled, in addition to any other remedies that may be available, to obtain specific performance of the terms of this Agreement and to seek appropriate remedies in furtherance thereof, including injunctions, without the necessity of posing bond or proving actual damages.
     4.7 No Waivers; Amendments.
          4.7.1 No failure or delay on the part of the Registrant or any Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Registrant or any Holder at law or in equity or otherwise.
          4.7.2 Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is with the written consent of the Registrant and the Controlling Holders.
     4.8 No Affiliate Liability. The partners, members, officers, directors, stockholders and Affiliates of the Registrant or their respective Affiliates shall not have any personal liability or obligation to any Person arising under this Agreement in such capacities.
     4.9 Recapitalization, Exchanges Etc., Affecting Securities. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Registrable Securities and to any and all securities of the Registrant or any successor or assign of the Registrant that may be issued in respect of an conversion of, in exchange for, or in substitution for Registrable Securities (whether by merger, consolidation, sale of assets or otherwise, including securities issued by a parent company in connection with a triangular merger) and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, reclassifications and the like occurring after the date hereof.

     4.10 Further Assurances. Each party shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.
     4.11 Entire Agreement. This Agreement (including all schedules and exhibits hereto) contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.
     4.12 Counterparts; Facsimile Signatures. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original Agreement, and all of which shall constitute one Agreement between each of the parties hereto, notwithstanding that all of the parties are not signatories to the original or the same counterpart. Each party hereto hereby acknowledges the effectiveness of, and agrees to accept, facsimile signatures of any other party hereto for purposes of executing this Agreement.
[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

Registrant:	REGENCY ENERGY PARTNERS LP

	By:	Regency GP LP, its General Partner

		By:	Regency GP LLC, its General Partner

		By:	/s/ William E. Joor III
William E. Joor III
Executive Vice President and
Chief Legal and Administrative
Officer

Holders:	Bruce A. Duval

	By:	/s/ Robert J. Clark

Name: Robert J. Clark, Attorney-in-Fact

Address:

349 Jackson St. Denver, Colorado 80206

Christine M. Eklund

	By:	/s/ Robert J. Clark

Name: Robert J. Clark, Attorney-in-Fact

Address:

858 Palmer Road Bronxville, New York 10708

Cindy K. Rucker

By:	/s/ Robert J. Clark

Name: Robert J. Clark, Attorney-in-Fact

Address:

1177 Race St. #907 Denver, Colorado 80206

Donald H. Anderson

By:	/s/ Robert J. Clark

Name: Robert J. Clark, Attorney-in-Fact

Address:

2727 E. Cedar #6 Denver, Colorado 80209

Ingrid O. Edelman

By:	/s/ Robert J. Clark

Name: Robert J. Clark, Attorney-in-Fact

Address:

667 Madison Avenue, 4th Floor New York, New York 10021

Jon R. Whitney

By:	/s/ Robert J. Clark

Name: Robert J. Clark, Attorney-in-Fact

Address:

4845 Langdale Way Colorado Springs, Colorado 80906

Michael J. Wozniak

By:	/s/ Robert J. Clark

Name: Robert J. Clark, Attorney-in-Fact

Address:

216 16th Street, Suite 1100 Denver, Colorado 80202

Michael R. Henderson

By:	/s/ Robert J. Clark

Name: Robert J. Clark, Attorney-in-Fact

Address:

2103 S Van Buren Enid, Oklahoma 73703

Nicholas Aretakis

By:	/s/ Robert J. Clark

Name: Robert J. Clark, Attorney-in-Fact

Address:

2324 E. Stratford Ct. Highlands Ranch, Colorado 80126

R&K Ventures, LLLP

By:	/s/ Robert J. Clark

Name: Robert J. Clark, Attorney-in-Fact

Address:

455 Spring Ranch Dr. Golden, Colorado 80401

Robert J. Clark

By: /	s/ Robert J. Clark

Name: Robert J. Clark

Address:

455 Spring Ranch Dr. Golden, Colorado 80401

Stewart Hershenfield

By:	/s/ Robert J. Clark

Name: Robert J. Clark, Attorney-in-Fact

Address:

308 Melrose Avenue Toronto, Ontario M5M 1Z3

The Albert I. & Eleanor W. Edelman & Thomas J. Edelman Irrevocable Trust fbo Cornelia S. Edelman

By:	/s/ Robert J. Clark

Name: Robert J. Clark, Attorney-in-Fact

Address:

667 Madison Avenue, 4th Floor New York, New York 10021

The Albert I. & Eleanor W. Edelman & Thomas J. Edelman Irrevocable Trust fbo Gwen A. Edelman

By:	/s/ Robert J. Clark

Name: Robert J. Clark, Attorney-in-Fact

Address:

667 Madison Avenue, 4th Floor New York, New York 10021

The Albert I. & Eleanor W. Edelman & Thomas J. Edelman Irrevocable Trust fbo Jennifer Edelman Lemler

By:	/s/ Robert J. Clark

Name: Robert J. Clark, Attorney-in-Fact

Address:

667 Madison Avenue, 4th Floor New York, New York 10021

The Thomas J. Edelman Irrevocable Trust fbo Eleanor A. Edelman

By:	/s/ Robert J. Clark

Name: Robert J. Clark, Attorney-in-Fact

Address:

667 Madison Avenue, 4th Floor New York, New York 10021

The Thomas J. Edelman Irrevocable Trust fbo Elizabeth G. Edelman

By:	/s/ Robert J. Clark

Name: Robert J. Clark, Attorney-in-Fact

Address:

667 Madison Avenue, 4th Floor New York, New York 10021

Thomas J. Edelman

By:	/s/ Thomas J. Edelman

Name: Thomas J. Edelman

667 Madison Avenue, 4th Floor New York, New York 10021

Exhibit A
Plan of Distribution
     The Holders may use any one or more of the following methods when selling Common Units:
•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker dealer will attempt to sell the units as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	through the settlement of short sales;

•	broker-dealers may agree with the selling unitholders to sell a specified number of such units at a stipulated price per unit; and

•	a combination of any such methods of sale.
     The Holders may also sell units under Rule 144 under the Securities Act, if available, rather than under the prospectus forming a part of the Registration Statement.
     The selling unitholders may not effect sales of Common Units pursuant to any underwritten offering under the prospectus.